UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 22, 2015

Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way

Boise, Idaho  83716-9632

(Address of principal executive offices)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03.                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 22, 2015, Micron Technology, Inc.’s (the “Company”) Restated Certificate of Incorporation and Amended and Restated Bylaws were amended to eliminate provisions related to cumulative voting.  The Company’s Amended and Restated Bylaws, as amended, and the Restated Certificate of Incorporation, as amended, are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and the foregoing summary is qualified in its entirety by reference to the text of these exhibits.

Item 5.07.                          Submission of Matters to a Vote of Security Holders.

The Company’s Fiscal 2014 Annual Meeting of Shareholders was held on January 22, 2015.  At the meeting, the following proposals were submitted to a vote of the shareholders:

Proposal 1

The following nominees for Directors were elected.  Each person elected as a Director will serve until the next annual meeting of shareholders or until such person’s successor is elected and qualified.

Name of Nominee	For	Against	Abstain

Robert L. Bailey	795,319,787	11,664,003	2,062,016
Richard M. Beyer	791,075,472	15,919,557	2,050,778
Patrick J. Byrne	791,013,388	15,960,664	2,071,755
D. Mark Durcan	795,495,516	11,486,200	2,064,090
D. Warren A. East	789,368,687	17,613,543	2,063,576
Mercedes Johnson	793,447,775	13,548,109	2,049,924
Lawrence N. Mondry	731,643,418	75,346,600	2,065,788
Robert E. Switz	721,406,472	75,353,660	12,295,674

Proposal 2

The proposal by the Company to approve the Amended and Restated 2007 Equity Incentive Plan and increase the shares reserved for issuance thereunder by 30,000,000 was approved with 747,708,569 votes in favor, 58,966,986 votes against, and 2,370,252 abstentions.

Proposal 3

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending September 3, 2015, was approved with 902,701,651 votes in favor, 11,113,385 votes against, and 2,327,699 abstentions.

Proposal 4

The amendment of the Company’s Restated Certificate of Incorporation to eliminate cumulative voting was approved with 570,085,497 votes in favor, 236,520,803 votes against, and 2,439,507 abstentions.

Proposal 5

The proposal by the Company to approve the material terms of the performance goals under its Executive Officer Performance Incentive Plan approved with 791,799,015 votes in favor, 14,687,287 votes against, and 2,558,027 abstentions.

Proposal 6

The proposal by the Company to approve a non-binding resolution to approve the compensation of its Named Executive Officers was approved with 773,777,714 votes in favor, 32,562,719 votes against, and 2,703,895 abstentions.

Item 9.01.                          Financial Statements and Exhibits.

                                                                                  (d)  Exhibits.

Exhibit No.	Description
99.1	Amended and Restated Bylaws, as amended as of January 22, 2015
99.2	Restated Certification of Incorporation, as amended as of January 22, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date: January 26, 2015	By:	/s/ Ronald C. Foster
	Name:	Ronald C. Foster
	Title:	Chief Financial Officer and Vice President of Finance

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED JANUARY 22, 2015

Exhibit No.	Description

99.1	Amended and Restated Bylaws, as amended as of January 22, 2015
99.2	Restated Certification of Incorporation, as amended as of January 22, 2015